UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2026

Coinbase Global, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-40289	46-4707224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Madison Avenue Suite 2400 New York, NY

10010
(Address of principal executive offices)[1]	(Zip Code)
Not Applicable
(Registrant’s telephone number, including area code)1
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value	COIN	The Nasdaq Stock Market LLC
1 We are a remote-first company. Accordingly, we do not maintain a headquarters. We are including this address solely for the purpose of satisfying the Securities and Exchange Commission’s request. Shareholder communications may also be sent to the email address: secretary@coinbase.com.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2026, Coinbase Global, Inc. (the “Company”) held its 2026 annual meeting of shareholders (the “Annual Meeting”). The Company’s shareholders voted on two proposals at the Annual Meeting, each of which is described below as well as more fully in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2026 (the “Proxy Statement”). Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on April 21, 2026 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to twenty votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock voted as a single class on all matters at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders voted on the following proposals:

1.To elect Brian Armstrong, Marc L. Andreessen, Christa Davies, Frederick Ernest Ehrsam III, Kelly A. Kramer, Chris Lehane, Tobias Lütke, Gokul Rajaram, and Fred Wilson to serve until the Company’s 2027 annual meeting of shareholders and until such director’s successor is duly elected and qualified.
2.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

The final voting results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brian Armstrong	898,437,834	19,320,961	45,027,927
Marc L. Andreessen	891,421,389	26,337,406	45,027,927
Christa Davies	916,409,325	1,349,470	45,027,927
Frederick Ernest Ehrsam III	890,508,237	27,250,558	45,027,927
Kelly A. Kramer	912,697,381	5,061,414	45,027,927
Chris Lehane	915,878,620	1,880,175	45,027,927
Tobias Lütke	914,996,772	2,762,023	45,027,927
Gokul Rajaram	882,353,863	35,404,932	45,027,927
Fred Wilson	911,285,132	6,473,663	45,027,927

Each of the nine nominees for director was elected to serve until the Company’s 2027 annual meeting of shareholders and until his or her successor has been duly elected and qualified.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions	Broker Non-Votes
962,121,415	231,605	433,702	—

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINBASE GLOBAL, INC.

Date: June 18, 2026	By:	/s/ Alesia J. Haas
Alesia J. Haas
Chief Financial Officer